Exhibit 10.2

CONFIDENTIAL

CONVERSION AGREEMENT

This Conversion Agreement (this “Agreement”), is made and entered into as of March 30, 2026, by and among (i) Veea Inc., a Delaware corporation (the “Company”), (ii) VeeaSystems Inc., a Delaware corporation (f/k/a Veea Inc. (“VeeaSystems”), (iii) NLabs Inc., a Delaware corporation (“NLabs”) and (iii) 83rd Street LLC, a Delaware limited liability company (“83rd Street”). NLabs and 83rd Street are each sometimes referred to herein individually as a “Creditor” and collectively as the “Creditors”. The Company, VeeaSystems, NLabs and 83rd Street are each sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used and not otherwise defined herein shall have the meanings given to those terms in the respective Lease Agreements (as hereinafter defined).

WHEREAS, VeeaSystems and NLabs are party to that certain Sublease Agreement dated as of March 1, 2014 covering a portion of the premises located at 164 E 83rd Street (as amended through the date hereof, the “Sublease;

WHEREAS, as of the date hereof, base rent and common area maintenance charges under the Sublease in the aggregate amount of $2,000,000 remain unpaid to NLabs (“Outstanding Sublease Amount”);

WHEREAS, VeeaSystems and 83rd Street are party to that certain Lease Agreement dated as of April 1, 2027 covering the entirety of the premises located at 166 E 83rd Street (as amended through the date hereof, the “Lease”, and together with the Sublease, the “Lease Agreements); and

WHEREAS, as of the date hereof, rent under the Lease in the aggregate amount of $2,323,600 remains unpaid (“Outstanding Lease Amount” and together with the Outstanding Sublease Amount, the “Outstanding Amounts”);

WHEREAS, VeeaSystems is a wholly owned subsidiary of the Company and NLabs and 83rd Street are affiliates of the Company’s chief executive officer;

WHEREAS, the Parties have agreed that as soon as practicable but no later than one business day following the execution of this Agreement (such date, the “Conversion Date”), the Outstanding Amounts due under the Lease Agreements shall automatically convert into shares of Series A preferred stock, par value $0.0001 per share, of the Company (“Preferred Stock”) at a price of $100.00 per share (the “Per Share Price”), and as of the Conversion Date, the Outstanding Amounts shall be deemed paid in full with VeeaSystems having no further obligation to pay such amounts.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the Parties hereinafter set forth, the Parties intending to be legally bound hereto hereby agree as follows:

1. Conversion of Outstanding Amounts. Each Creditor hereby agrees, upon the terms and subject to the conditions set forth herein, that, upon the Conversion Date, all of the Outstanding Amounts owed to such Creditor as of the Conversion Date (the “Converted Obligations”), with respect to the Sublease and the Lease, as applicable, shall automatically convert (the “Conversion”) into shares of Preferred Stock at the Per Share Price (such shares, the “Conversion Shares”). Each Creditor shall execute and deliver to the Company any and all additional documents reasonably required by the Company or its counsel as shall be required for the issuance of the shares of Preferred Stock to the Creditors in connection with the Conversion. Upon the Conversion, the Company shall reflect such issuance of the Preferred Stock in its books and records. The Parties hereby further acknowledge and agree that the Conversion shall fully satisfy all of the obligations of VeeaSystems to the Creditors with respect to payment of the Outstanding Amounts, no other term of the Lease Agreements shall be deemed amended or modified in any respect by this Agreement and the Lease Agreements shall continue in full force and effect.

2. Registration Rights.

(a) The Company agrees that it will use commercially reasonable efforts file with the U.S. Securities and Exchange Commission (the “SEC”), at the Company’s sole cost and expense, a registration statement (the “Registration Statement”) registering the resale of the Conversion Shares by the Creditors under the Securities Act of 1933, as amended (the “Securities Act”) within sixty (60) days after the Conversion Date (the “Filing Deadline”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. The Company agrees that the Company will use its commercially reasonable efforts to cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective with respect to each Creditor’s Conversion Shares until the earlier of (i) two years from the issuance of the Conversion Shares, (ii) the date on which such Creditor ceases to hold the Conversion Shares covered by such Registration Statement, or (iii) the first date on which such Creditor can sell all of its Conversion Shares (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without limitation as to the manner of sale or the amount of such securities that may be sold. Each Creditor agrees to disclose to the Company upon request its beneficial ownership, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Conversion Shares to assist the Company in making the determination described above. The Company’s obligations to include each Creditor’s Conversion Shares in the Registration Statement are contingent upon such Creditor furnishing in writing to the Company such information regarding such Creditor, the securities of the Company held by such Creditor and the intended method of disposition of the Conversion Shares as shall be reasonably requested by the Company to effect the registration of the Conversion Shares, and such Creditor shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. If the SEC prevents the Company from including any or all of the Conversion Shares proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Company’s securities by the applicable stockholders or otherwise, (i) such Registration Statement shall register for resale such number of the Company securities which is equal to the maximum number of the Company securities as is permitted by the SEC and (ii) the number of the Company securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders (including pro rata amongst the Creditors) and as promptly as practicable after being permitted to register additional Conversion Shares under Rule 415 under the Securities Act, the Company shall file a new Registration Statement to register such Conversion Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 2. The Company will provide a draft of the Registration Statement to the Creditors for review reasonably in advance of filing the Registration Statement. In no event shall a Creditor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that a Creditor be identified as a statutory underwriter in the Registration Statement, such Creditor will have an opportunity to withdraw from the Registration Statement. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Deadline shall not otherwise relieve the Company of its obligations to file the Registration Statement or effect the registration of the Conversion Shares set forth in this Section 2. For as long as a Creditor holds the Conversion Shares issued pursuant to this Agreement, the Company will (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file in a timely manner all reports and other documents with the SEC required under the Exchange Act, as long as the Company remains subject to such requirements, and (iii) provide all customary and reasonable cooperation necessary, in each case, to enable the such Creditor to resell the Conversion Shares pursuant to the Registration Statement or Rule 144 (when Rule 144 becomes available to the Creditor), as applicable.

(b) The Company shall, at its sole expense, advise the Creditors within five (5) business days: (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the of any notification with respect to the suspension of the qualification of the Conversion Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Company shall use its reasonable best efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Conversion Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company may delay filing or suspend the use of the Registration Statement if it determines that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Creditor agrees that it will (i) immediately discontinue offers and sales of its Conversion Shares under the Registration Statement until such Creditor receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from the Company that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by applicable law. If so directed by the Company, each Creditor will deliver to the Company or destroy all copies of the prospectus covering its Conversion Shares in such Creditor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Conversion Shares shall not apply to (i) the extent such Creditor is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) From and after the Conversion, the Company agrees to indemnify and hold each Creditor, each person or entity, if any, who controls a Creditor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of a Creditor within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which a Creditor effects or executes the resale of any Conversion Shares (collectively, the “Creditor Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by the Creditor Indemnified Parties directly that are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Conversion Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or (ii) caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except, in the cases of both (i) and (ii), to the extent insofar as the same are (A) caused by or contained in any information or affidavit so furnished in writing to the Company by such Creditor for use therein, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a freewriting prospectus (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of such Creditor in violation of this Agreement. Notwithstanding the forgoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

(e) From and after the Conversion, each Creditor agrees to, severally and not jointly with any other Creditor or selling stockholders using the Registration Statement, indemnify and hold the Company, and the officers, employees, directors, partners, members, attorneys and agents of the Company, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Company within the meaning of Rule 405 under the Securities Act (collectively, the “Company Indemnified Parties”) harmless against any and all Losses incurred by the Company Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Conversion Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Company by such Creditor expressly for use therein. In no event shall the liability of a Creditor under this Section 2(e) be greater in amount than the dollar amount of the net proceeds received by such Creditor upon the sale of the Conversion Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, a Creditor’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Creditor (which consent shall not be unreasonably withheld, delayed or conditioned).

3. Representations and Warranties of the Creditors. Each Creditor hereby represents and warrants to the Company, severally and not jointly, as follows:

(a) Organization and Good Standing. If such Creditor is an entity, such Creditor is an entity duly formed or incorporated, validly existing and in good standing under the laws of the state in which it is so formed or incorporated. Such Creditor has the requisite corporate or other organizational power and authority necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being conducted.

(b) Title to Notes. Such Creditor is the sole owner of the applicable Notes held by such Creditor, and shall be, at the time of the Conversion, the sole owner of the Notes, free and clear of all liens, charges, security interests, assessments, encumbrances, claims and restrictions of any kind, including any liability to or claims of any creditor of such Creditor. Such Creditor has not transferred or pledged any interest in the applicable Notes to any person, and such Creditor has not granted any rights to purchase the applicable Notes to any other person.

(c) Authorization. Such Creditor has the unrestricted right, power and authority to enter into this Agreement, to consummate the transactions hereunder and to perform its obligations hereunder. No consent, approval or authorization of or notice to any third party is necessary in connection with the performance by such Creditor of its obligations under this Agreement, and such action does not and will not violate any agreement to which such Creditor is a party or by which such Creditor is otherwise bound. This Agreement has been duly and validly executed and delivered by such Creditor and constitutes a legally valid and binding agreement of such Creditor, enforceable against such Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. If such Creditor is an individual, such Creditor has the legal capacity to enter into this Agreement and to consummate the transactions contemplated hereunder.

(d) Access to Information. Such Creditor acknowledges and agrees that it has received such information as it deems necessary in order to make an investment decision with respect to the Conversion and its investment in the Conversion Shares and made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to such Creditor’s investment in the Conversion Shares. Such Creditor represents and agrees that it and its professional advisor(s), if any, have had the full opportunity to ask the Company’s and the Company’s management questions, receive such answers and obtain such information as such Creditor has deemed necessary to make an investment decision with respect to the Conversion Shares. Such Creditor has conducted its own investigation of the Company, and the Conversion Shares and such Creditor has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Conversion Shares. Such Creditor is entering into this Agreement and the transactions contemplated hereby relying entirely upon such independent evaluation and analysis and without reliance upon any oral or written representations of any kind or nature by the Company or the Company or their respective directors, officers, employees or agents, except for the express representations and warranties contained in this Agreement. Such Creditor acknowledges that, in make its decision to engage in the Conversion and invest in the Conversion Shares, such Creditor is not relying upon any projections included in any of the Company’s filings with the SEC. Such Creditor is in receipt of and has carefully read and understands the following items (collectively, the “Disclosure Documents”): (i) the annual report on Form 10-K of the Company for the fiscal year ended December 31, 2024, filed with the SEC on April 15, 2025; (ii) the quarterly reports on Form 10-Q of the Company for the fiscal quarter ended March 31, 2025, June 30, 2025 and September 30, 2025, filed with the SEC on May 21, 2025, August 19, 2025 and November 14, 2025, respectively, (iii) the definitive proxy statement of the Company, filed with the SEC on December 4, 2025, (iv) the current reports on Form 8-K of the Company filed with the SEC on May 19, 2025, July 17, 2025, August 7, 2025, August 15, 2025, October 2, 2025, January 6, 2026, January 8, 2026, January 20, 2026 and February 23, 2026, respectively, and (v) the final prospectus of the Company, dated August 12, 2025, filed with the SEC on August 14 (File No. 333-288878).

(e) Investment Representations.

(i) Such Creditor will be acquiring the Conversion Shares for its own account, not as a nominee or agent. Such Creditor will not sell, assign or transfer any Conversion Shares at any time in violation of the Securities Act or applicable state securities laws or the terms of this Agreement. Such Creditor acknowledges that the Conversion Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Such Creditor understands that the Conversion Shares will (A) not have been (and upon their sale will not be) registered under the Securities Act or any state securities laws, (B) have been offered and be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, and (C) be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings. Pursuant to the foregoing, such Creditor acknowledges that until such time as the resale of the Conversion Shares have been registered under the Securities Act or may otherwise may be sold pursuant to an exemption from registration, any certificates representing any Conversion Shares acquired by such Creditor shall bear a customary restrictive legend (and a stop-transfer order may be placed against transfer of any certificates or book-entry notations evidencing such Conversion Shares) reflecting such limitations in form and substance reasonably acceptable to the Company.

(ii) Such Creditor has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting such Creditor’s interest in connection with the acquisition of the Conversion Shares. Such Creditor understands that the acquisition of the Conversion Shares is a speculative investment and involves substantial risks and that such Creditor could lose its entire investment. Further, such Creditor has (A) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (B) carefully considered and understands all of the risks related to the BCA Transactions, the Company, the Conversion Shares and this Agreement. Such Creditor has the ability to bear the economic risks of such Creditor’s investment in the Company, including a complete loss of the investment, and such Creditor has no need for liquidity in such investment.

(iii) Such Creditor acknowledges that it has been advised that: (A) the Conversion Shares have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company, and any representation to the contrary is a criminal offense; (B) in making an investment decision, such Creditor must rely on its own examination of the Company, the BCA Transaction, the Conversion and the Conversion Shares, including the merits and risks involved, and the Conversion Shares have not been recommended by any federal or state securities commission or regulatory authority, and the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation (and any representation to the contrary is a criminal offense); (C) any Conversion Shares will be “restricted securities” within the meaning of Rule 144, are subject to restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. Such Creditor is aware of the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Conversion Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act.

(iv) Such Creditor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and such Creditor has executed the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”) and shall provide to the Company an updated Investor Questionnaire for any change in circumstances at any time on or prior to the Closing. As of the date of this Agreement, such Creditor and its affiliates do not have, and during the thirty (30) day period prior to the date of this Agreement, such Creditor and its affiliates have not, in a seller, transferor or other similar capacity, entered into, any “put equivalent position” as such term is defined in Rule 16a-1 of the Exchange Act or short sale positions with respect to the securities of the Company. In addition, such Creditor shall comply with all applicable provisions of Regulation M promulgated under the Securities Act. Such Creditor has not been formed for the specific purpose of acquiring the Conversion Shares unless each beneficial owner of such Creditor is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(v) Neither such Creditor nor, to the extent it has them, any of its stockholders, members, managers, general or limited partners, directors, affiliates or executive officers (collectively with such Creditor, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Such Creditor has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Conversion Shares by such Creditor will not subject the Company to any Disqualification Event.

(f) Sanctions Laws. Neither such Creditor nor any of its directors, managers, officers or owners are the subject of any U.S. Sanctions Laws, including any laws, regulations, executive orders, or other restrictions or prohibitions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). Neither such Creditor nor any of its directors, managers, officers or owners are: (A) designated on any list of restricted parties maintained by the U.S. Government, including OFAC’s Specially Designated Nationals and Blocked Persons List, the list of Foreign Sanctions Evaders, or the Sectoral Sanctions Identifications List, the U.S. Department of Commerce’s Denied Persons List or Entity List, or the U.S. Department of State’s Debarred List; or (B) located, organized, resident, or doing business in any country or territory that is, or whose government is, the subject of comprehensive territorial U.S. Sanctions Laws.

(g) Reliance; No Misstatements. Such Creditor understands and confirms that the Company will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement. All representations and warranties provided to the Company or the Company furnished by or on behalf of such Creditor, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such Creditor agrees to notify the Company immediately upon the occurrence of any event that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein. Such Creditor agrees that the Conversion and the issuance of the Conversion Shares by the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by such Creditor as of the time of such Conversion.

4. Representations and Warranties of the Company and VeeaSystems. The Company represents and warrants to the Creditors, severally and not jointly, as follows:

(a) Organization and Good Standing. Such Party is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Such Party has the requisite corporate power and authority necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being conducted.

(b) Authorization. Such Party has the corporate power and authority to enter into this Agreement, to consummate the transactions hereunder and to perform its obligations hereunder. No consent, approval or authorization of or notice to any third party is necessary in connection with the performance by such Party of its obligations under this Agreement, and such action does not and will not in any material respect violate any agreement to which such Party is a party or by which it is otherwise bound. This Agreement has been duly and validly executed and delivered by such Party and constitutes a legally valid and binding agreement of such Company, enforceable against such Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

5. Representations and Warranties of the Company. The Company represents and warrants to VeeaSystems and the Creditors as follows:

(a) Issuance of Conversion Shares. The Company represents and warrants to VeeaSystems and the Creditors that, subject to the accuracy of the Creditors’ representations and warranties in Section 3 above: (i) the Conversion Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, free of any liens (other than those imposed by the Company’s organizational documents and/or applicable securities laws; (ii) it is not necessary to register the Conversion Shares under the Securities Act in connection with the offer, sale and issue of the Conversion Shares in the manner contemplated by this Agreement; and (iii) the Conversion Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

6. Miscellaneous.

(a) Termination. Each Party may terminate the Agreement by mutual agreement among all Parties or upon the bankruptcy or insolvency (or taking any steps in connection therewith) of the Company.

(b) Survival. All of the agreements, representations and warranties made by each Party hereto in this Agreement shall survive the Conversion and the consummation of the other transactions contemplated hereby.

(c) Fees and Expenses. Each Party will be responsible for each such Party’s own legal and other expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby, including the Conversion.

(d) Further Assurances. From time to time, at another Party’s request and without further consideration (but at the requesting Party’s reasonable cost and expense), each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(e) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Company, to: Veea Inc. 164 E. 83rd Street New York, New York 10028 Attn: Greg Deisher Email: [***]	with a copy (which shall not constitute notice) to: Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Fl. New York, New York 10105 Attn: Jonathan Deblinger, Esq. Email: [***]
If to the Company, to: Veea Inc. 164 E. 83rd Street New York, New York 10028 Attn: Greg Deisher Email: [***]	with a copy (which shall not constitute notice) to: Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Fl. New York, New York 10105 Attn: Jonathan Deblinger, Esq. Email: [***]
If to a Creditor, to the address set forth underneath such Creditor’s name on the signature pages hereto.

(f) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with regard to the subject matter hereof, and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(g) Assignment; Successors and Assigns; No Third-Party Beneficiaries. Neither this Agreement nor any rights or obligations that may accrue to a Creditor hereunder (other than the Conversion Shares acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned by such Creditor without the prior written consent of the Company, and any purported transfer or assignment without such consent shall be null and void ab initio. This Agreement shall be binding upon, and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Except for the rights of the Creditor Indemnified Parties and the Company Indemnified Parties set forth in Sections 2(d) and 2(e), respectively, this Agreement shall not confer any rights or remedies upon any person other than the Parties hereto, and their respective successor and assigns.

(h) Amendment; Waiver. This Agreement may not be amended, modified or terminated except by an instrument in writing signed by each of the Parties hereto. This Agreement may not be waived except by an instrument in writing signed by the Party against whom enforcement of waiver is sought. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

(i) Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Governing Law; Jurisdiction; Jury Trial Waiver. This Agreement, and all actions or matters based hereon, or arising out of, under or in connection herewith, or any transaction contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles relating to conflict of laws that would result in the application of the laws of any other jurisdiction. Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any federal court within State of Delaware), and any appellate courts thereof, in any action or proceeding arising out of or relating to this Agreement, and each Party hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6(e). Nothing in this Section 6(j) shall affect the right of any party to serve legal process in any other manner permitted by law. Each Party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Agreement or the transactions contemplated hereby.

(k) Specific Performance. The Parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, and that monetary damages may not be an adequate remedy for such breach and the non-breaching Party shall be entitled to seek injunctive relief, in addition to any other remedy that such Party may have in law or in equity, and to enforce specifically the terms and provisions of this Agreement, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

(l) Public Disclosure. Each Creditor hereby consents to the publication and disclosure in any press release issued by the Company or Current Report on Form 8-K filed by the Company with the SEC in connection with the execution and delivery of this Agreement and the filing of any related documentation by the Company with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Company to any governmental authority or to security holders of the Company) of each Creditor’s identity and beneficial ownership of Conversion Shares and the Common Stock and the nature of such Creditor’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Company, a copy of this Agreement or the form hereof.

(m) Independent Nature of Investment. The obligations of each Creditor under this Agreement are several and not joint with the obligations of any other Creditor hereunder, and each Creditor shall not be responsible in any way for the performance of the obligations of any other Creditor under this Agreement. The decision of each Creditor to participate in the Conversion and receive the Conversion Shares pursuant to this Agreement has been made by such Creditor independently of any other Creditor hereunder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of their respective subsidiaries which may have been made or given by any other Creditor or by any agent or employee of any other Creditor, and neither such Creditor nor any of its agents or employees shall have any liability to any other Creditor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in this Agreement, and no action taken by any Creditor pursuant hereto, shall be deemed to constitute any of the Creditors together as a partnership, association, joint venture or any other kind of entity, or create a presumption that any of the Creditors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Creditor acknowledges that no other Creditor has acted as an agent for such Creditor in connection with making its investment decision hereunder and no other Creditor will be acting as an agent of such Creditor in connection with monitoring its investment in the Conversion Shares or enforcing its rights under this Agreement. Each Creditor shall be entitled to independently protect and enforce its rights under this Agreement, and it shall not be necessary for any other Creditor to be joined as an additional party in any proceeding for such purpose.

(n) Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement. As used in this Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(o) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.

VEEA INC.

By	/s/ Janice K Smith
Name:	Janice K Smith
Title:	EVP & COO

VEEASYSTEMS INC.

By	/s/ Janice K Smith
Name:	Janice K Smith
Title:	EVP & COO

{Signature Page to Conversion Agreement}

The Creditors:

NLABS INC.

By	/s/ Allen Salmasi
Name:	Allen Salmasi
Title:	President & CEO

Address for Notice:

NLabs Inc.

Address:	[***]

Attn:	[***]
Email:	[***]
Telephone:	[***]

83rd STREET LLC

By	/s/ Nicole Salmasi
Name:	Nicole Salmasi
Title:	Managing Member

Address for Notice:

83rd Street LLC

Address:	[***]

Attn:	[***]
Email:	[***]
Telephone:	[***]

{Signature Page to Conversion Agreement}

Exhibit A

Accredited Investor Questionnaire

[    ]

A-1